UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/07/2006

W&T Offshore, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32414

Texas	72-1121985
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8 Greenway Plaza, Suite 1330
Houston, TX 77046
(Address of principal executive offices, including zip code)

713.626.8525
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On March 7, 2006, W&T Offshore, Inc. issued a press release confirming fourth quarter 2005 guidance, and updating first quarter 2006 production guidance to reflect delays in certain pipeline, sales system, and other infrastructure repairs related to Hurricanes Katrina and Rita, the availability of certain equipment, and other operational issues. This guidance is for stand-alone W&T and does not include the effect of the recently announced transaction with Kerr-McGee, which is expected to close during the second quarter. A copy of this press release is attached as exhibit 99.1.

Item 7.01.    Regulation FD Disclosure

The information disclosed under Item 2.02 above is incorporated by reference into this Item 7.01.

This information is furnished pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Items 2.02 and 7.01.

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. No assurance can be given, however, that these events will occur. These statements are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, market conditions, oil and gas price volatility, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations, and the actual timing of closing the transaction with Kerr-McGee, and other factors discussed in our Annual Report on 10-K for the year ended December 31, 2004 (www.sec.gov).

Item 9.01.    Financial Statements and Exhibits

Exhibit No.    Description
Exhibit 99.1   W&T Offshore, Inc. Press Release, Dated March 7, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T Offshore, Inc.

Date: March 07, 2006	By:	/s/ Stephen A. Landry
Stephen A. Landry
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	W&T Offshore, Inc. Press Release, dated March 7, 2006.